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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT                    COMMISSION FILE NUMBER
       FEBRUARY 2, 1998                           0-21943
(Date of earliest event reported)

                              -------------------

                              FOUR MEDIA COMPANY
            (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                                          95-4599440
  (State or other jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                       Identification No.)

     2813 West Alameda Avenue
    Burbank, California                                         91505
(Address of principal executive offices)                      (Zip code)

        Registrant's telephone number including area code: 818-840-7000

                                Not applicable
        (Former name and former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     On February 2, 1998, Four Media Company ("4MC") acquired all the outstanding shares of capital stock of Visualize, a California corporation d/b/a POP ("POP"), subject only to a closing cash consideration payable no later than February 28, 1998.

     The purchase price of the shares was $27,140,000, of which $1,000,000 was paid as a cash deposit, $23,000,000 is due on or before February 28, 1998, and $3,140,000 is represented by promissory notes. Additional consideration contingent on and related to the amounts of tax refunds or tax savings may become due upon realization of such benefits. The purchase price was determined by arm's length negotiations between 4MC and the shareholders, none of whom had any material relationship with 4MC or any of its affiliates.

     The $1,000,000 cash payment was made from working capital. 4MC has a commitment from a group of banks (which have been identified supplementally to the Commission) to provide a line of credit in the amount of $200,000,000, which is expected to be the source of the $23,000,000 payment due on or before February 28, 1998.

     POP provides a variety of technical and creative services to its television and film customers. 4MC intends to conduct the POP business in a substantially similar manner as was conducted by POP.

     In connection with the acquisition, 4MC entered into an employment agreement with Alan Kozlowski, President of POP, and consulting agreements with each of Sandra Hay and Jerry Kramer.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)  Financial Statements of Business Acquired.  It is impractical to
              -----------------------------------------
provide the required financial statements for POP at this time. 4MC intends to file the required financial statements as soon as possible, but not later than 60 days after the date this Form 8-K is required to be filed.

         (b)  Pro Forma Financial Information.  It is impractical to provide the
              -------------------------------
required pro forma financial information at this time. 4MC intends to file the required pro forma financial information as soon as possible but not later than 60 days after the date this Form 8-K is required to be filed.

         (c)  Exhibits.
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              10.1  Stock Purchase Agreement between Alan Kozlowski, Sandra Hay,
                    Jerry Kramer, Rena Kramer, Andrew Ungerlerdes, Joan Hay and James Fancher who are the shareholders of Visualize d/b/a
                    POP and Four Media Company dated November 14, 1997 (without exhibits or schedules).

              10.2 Amendment to Stock Purchase Agreement dated January 30, 1998 between the shareholders of Visualize d/b/a POP and Four Media Company.

              10.3 Employment Agreement dated February 2, 1998 between Four Media Company and Alan Kozlowski.

              10.4 Consulting Agreement dated February 2, 1998 between Four Media Company and Jerry Kramer.

              10.5 Consulting Agreement dated February 2, 1998 between Four Media Company and Sandra Hay.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 17, 1998
                                             FOUR MEDIA COMPANY



                                             By:  /s/ Alan S. Unger
                                                  ------------------------
                                                  Alan S. Unger
                                                  Vice President and
                                                  Chief Financial Officer